Exhibit 10.8

BROOKFIELD ASSET MANAGEMENT INC.

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BRP ENERGY GROUP L.P.

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BROOKFIELD RENEWABLE ENERGY GROUP LLC

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BROOKFIELD RENEWABLE ENERGY GROUP (BERMUDA) LIMITED

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BROOKFIELD RENEWABLE ENERGY PARTNERS L.P.

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BROOKFIELD RENEWABLE ENERGY L.P.

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BROOKFIELD BRP HOLDINGS (CANADA) INC.

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BRP BERMUDA HOLDINGS I LIMITED

RELATIONSHIP AGREEMENT

November 28, 2011

[BREP RELATIONSHIP AGR]

TABLE OF CONTENTS

(continued)

		Page
ARTICLE 6
GENERAL PROVISIONS		13
6.1	Assignment	13
6.2	Confidentiality and Disclosure of Material Changes	13
6.3	Enurement	13
6.4	Notices	13
6.5	Further Assurances	16
6.6	Counterparts	16
6.7	Other Holding Entities	16

RELATIONSHIP AGREEMENT

THIS AGREEMENT made as of the 28th day of November, 2011

B E T W E E N:

BROOKFIELD ASSET MANAGEMENT INC. (“Brookfield”), a corporation existing under the laws of the Province of Ontario

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BRP ENERGY GROUP L.P., (the “Canadian Manager”), a limited partnership existing under the laws of the Province of Manitoba

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BROOKFIELD RENEWABLE ENERGY GROUP LLC, (the “US Manager”), a limited liability company existing under the laws of the State of Delaware

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BROOKFIELD RENEWABLE ENERGY GROUP (BERMUDA) LIMITED, (the “International Manager”), a corporation existing under the laws of Bermuda

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BROOKFIELD RENEWABLE ENERGY PARTNERS L.P., (“BREP”), an exempted limited partnership existing under the laws of Bermuda

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BROOKFIELD RENEWABLE ENERGY L.P., (“BRELP”), an exempted limited partnership existing under the laws of Bermuda

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BROOKFIELD BRP HOLDINGS (CANADA) INC., (“CanHoldco”), a corporation existing under the laws of the Province of Ontario

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BRP BERMUDA HOLDINGS I LIMITED, (“Bermuda Holdco”), a corporation existing under the laws of Bermuda

RECITALS:

WHEREAS, members of the BREP Group (as defined below) directly or indirectly hold interests in renewable power generating operations or developments, primarily consisting of hydro-electric and wind, and will acquire from time to time interests in renewable power generating operations or developments;

[BREP RELATIONSHIP AGR]

AND WHEREAS, BREP, BRELP, the Holding Entities (as defined below), the Managers (as defined below) and Brookfield wish to enter into this Agreement to govern certain aspects of the relationship between them and other members of the BREP Group and the Brookfield Group (as defined below).

NOW THEREFORE in consideration of the premises, mutual covenants and agreements contained in this Agreement and other good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged), the parties covenant and agree, each with the others, as follows:

ARTICLE 1

INTERPRETATION

1.1	Definitions

In this Agreement, except where the context otherwise requires, the following terms will have the following meanings:

1.1.1 “Act” has the meaning ascribed thereto in Section 5.2.1;

1.1.2 “Affiliate” means, with respect to a Person, any other Person that, directly or indirectly, through one or more intermediaries, Controls or is Controlled by such Person, or is under common Control of a third Person;

1.1.3 “Agreement” means this Relationship Agreement;

1.1.4 “Arbitration” has the meaning ascribed thereto in Section 5.2.1;

1.1.5 “Arbitrator” has the meaning ascribed thereto in Section 5.2.3;

1.1.6 “BRELP” has the meaning ascribed thereto in the preamble;

1.1.7 “BREP” has the meaning ascribed thereto in the preamble;

1.1.8 “BREP Group” means BREP, BRELP, the Holding Entities, the Operating Entities and any other direct or indirect Subsidiary of a Holding Entity;

1.1.9 “BREP Power Operations” means the Power Operations directly or indirectly held or acquired by members of the BREP Group from time to time;

1.1.10 “Bermuda Holdco” has the meaning ascribed thereto in the preamble;

1.1.11 “Brookfield” has the meaning ascribed thereto in the preamble;

1.1.12 “Brookfield Fund” has the meaning ascribed thereto in Section 2.2.2;

1.1.13 “Brookfield Group” means Brookfield and any Affiliates of the foregoing, other than any member of the BREP Group;

1.1.14 “Business Day” means every day except a Saturday or Sunday, or a day which is a statutory or civic holiday in Bermuda, the Province of Ontario, or the State of New York;

1.1.15 “CanHoldco” has the meaning ascribed thereto in the preamble;

1.1.16 “Canadian Manager” has the meaning ascribed thereto in the preamble;

1.1.17 “Confidential Information” has the meaning ascribed thereto in Section 6.2;

1.1.18 “Control” means the control by one Person of another Person in accordance with the following: a Person (“A”) controls another Person (“B”) where A has the power to determine the management and policies of B by contract or status (for example the status of A being the general partner of B) or by virtue of the beneficial ownership of or control over a majority of the voting interests in B; and, for certainty and without limitation, if A owns or has control over shares or other securities to which are attached more than 50% of the votes permitted to be cast in the election of directors to the Governing Body of B or A is the general partner of B, a limited partnership, then in each case A Controls B for this purpose, and the term “Controlled” has the corresponding meaning;

1.1.19 “Dispute” has the meaning ascribed thereto in Section 5.1;

1.1.20 “Energy General Partner” means 2288508 Ontario Inc., which is the general partner of the Energy GP LP;

1.1.21 “Energy GP LP” means BREP Holding L.P., which is the general partner of BRELP;

1.1.22 “Governing Body” means (i) with respect to a corporation or limited company, the board of directors of such corporation or limited company, (ii) with respect to a limited liability company, the manager(s) or managing partner(s) of such limited liability company, (iii) with respect to a partnership, the board, committee or other body of each general partner or managing partner of such partnership, respectively, that serves a similar function (or if any such general partner is itself a partnership, the board, committee or other body of such general or managing partner’s general or managing partner that serves a similar function) and (iv) with respect to any other Person, the body of such Person that serves a similar function, and in the case of each of (i) through (iv) includes any committee or other subdivision of such body and any Person to whom such body has delegated any power or authority, including any officer and managing director;

1.1.23 “Holding Entities” means Bermuda Holdco, CanHoldco and any direct wholly-owned Subsidiary of BRELP created or acquired on or after the date of this Agreement, excluding, for greater certainty, any Operating Entities;

1.1.24 “International Manager” has the meaning ascribed thereto in the preamble;

1.1.25 “Managers” means the Canadian Manager, the US Manager and the International Manager;

1.1.26 “Managing General Partner” means 2288509 Ontario Inc., which is BREP’s general partner;

1.1.27 “Master Services Agreement” means the master services agreement among the Managers, BRELP, BREP, the Holding Entities and others;

1.1.28 “Operating Entities” means, from time to time, the Persons that (i) directly hold the BREP Power Operations, or (ii) indirectly hold the BREP Power Operations but all of the interests of which are not held by the Service Recipients including, in the case of each of (i) and (ii), any joint ventures, partnerships and consortium arrangements;

1.1.29 “Person” means any natural person, partnership, limited partnership, limited liability partnership, joint venture, syndicate, sole proprietorship, company or corporation (with or without share capital), limited liability corporation, unlimited liability company, joint stock company, unincorporated association, trust, trustee, executor, administrator or other legal personal representative, regulatory body or agency, government or governmental agency, authority or entity however designated or constituted and pronouns have a similarly extended meaning;

1.1.30 “Power Operations” means renewable power generating operations or developments, primarily consisting of hydro-electric and wind;

1.1.31 “Service Recipient” means BREP, BRELP, the Holding Entities and any Person in which any of the foregoing or any combination of the foregoing holds all of the common equity or equivalent interests excluding any Operating Entities;

1.1.32 “Subsidiary” means, with respect to any Person, (i) any other Person that is directly or indirectly Controlled by such Person, (ii) any trust in which such Person holds all of the beneficial interests or (iii) any partnership, limited liability company or similar entity in which such Person holds all of the interests other than the interests of any general partner, managing member or similar Person;

1.1.33 “Term” has the meaning ascribed thereto in Section 4.1; and

1.1.34 “US Manager” has the meaning ascribed thereto in the preamble.

1.2	Headings and Table of Contents

The inclusion of headings and a table of contents in this Agreement are for convenience of reference only and will not affect the construction or interpretation hereof.

1.3	Interpretation

In this Agreement, unless the context otherwise requires:

1.3.1 words importing the singular shall include the plural and vice versa, words importing gender shall include all genders or the neuter, and words importing the neuter shall include all genders;

1.3.2 the words “include”, “includes”, “including”, or any variations thereof, when following any general term or statement, are not to be construed as limiting the general term or statement to the specific items or matters set forth or to similar items or matters, but rather as referring to all other items or matters that could reasonably fall within the broadest possible scope of the general term or statement;

1.3.3 references to any Person include such Person’s successors and permitted assigns;

1.3.4 except as otherwise provided in this Agreement, any reference in this Agreement to a statute, regulation, policy, rule or instrument shall include, and shall be deemed to be a reference also to, all rules and regulations made under such statute, in the case of a statute, all amendments made to such statute, regulation, policy, rule or instrument and to any statute, regulation, policy, rule or instrument that may be passed which has the effect of supplementing or superseding the statute, regulation, policy, rule or instrument so referred to;

1.3.5 any reference to this Agreement or any other agreement, document or instrument shall be construed as a reference to this Agreement or, as the case may be, such other agreement, document or instrument as the same may have been, or may from time to time be, amended, varied, replaced, amended and restated, supplemented or otherwise modified;

1.3.6 in the event that any day on which any amount is to be determined or any action is required to be taken hereunder is not a Business Day, then such amount shall be determined or such action shall be required to be taken at or before the requisite time on the next succeeding day that is a Business Day; and

1.3.7 except where otherwise expressly provided, all amounts in this Agreement are stated and shall be paid in U.S. currency.

1.4	Invalidity of Provisions

Each of the provisions contained in this Agreement is distinct and severable and a declaration of invalidity or unenforceability of any such provision or part thereof by a court of competent jurisdiction will not affect the validity or enforceability of any other provision hereof. To the extent permitted by applicable law, the parties waive any provision of law which renders any provision of this Agreement invalid or unenforceable in any respect. The parties will engage in good faith negotiations to replace any provision which is declared invalid or unenforceable with a valid and enforceable provision, the economic effect of which comes as close as possible to that of the invalid or unenforceable provision which it replaces.

1.5	Entire Agreement

This Agreement constitutes the entire agreement between the parties pertaining to the subject matter of this Agreement. There are no warranties, conditions, or representations (including any that may be implied by statute) and there are no agreements in connection with such subject matter except as specifically set forth or referred to in this Agreement. No reliance is placed on any warranty, representation, opinion, advice or assertion of fact made either prior to, contemporaneous with, or after entering into this Agreement, or any amendment or supplement hereto, by any party to this Agreement or its directors, officers, employees or agents, to any other party to this Agreement or its directors, officers, employees or agents, except to the extent that the same has been reduced to writing and included as a term of this Agreement, and none of the parties to this Agreement has been induced to enter into this Agreement or any amendment or supplement hereto, by reason of any such warranty, representation, opinion, advice or assertion of fact. Accordingly, there will be no liability, either in tort or in contract, assessed in relation to any such warranty, representation, opinion, advice or assertion of fact, except to the extent contemplated above.

1.6	Waiver, Amendment

Except as expressly provided in this Agreement, no amendment or waiver of this Agreement will be binding unless executed in writing by the party to be bound thereby. No waiver of any provision of this Agreement will constitute a waiver of any other provision nor will any waiver of any provision of this Agreement constitute a continuing waiver unless otherwise expressly provided. A party’s failure or delay in exercising any right under this Agreement will not operate as a waiver of that right. A single or partial exercise of any right will not preclude a party from any other or further exercise of that right or the exercise of any other right.

1.7	Governing Law

This Agreement will be governed by and interpreted and enforced in accordance with the laws of the Province of Ontario and the federal laws of Canada applicable therein. Each party irrevocably attorns and submits to the non-exclusive jurisdiction of the Ontario courts situated in the City of Toronto and waives objection to the venue of any proceeding in such court or any argument that such court provides an inconvenient forum.

ARTICLE 2

RELATIONSHIP

2.1	Primary Vehicle

Subject to the other terms in this Article 2, each of Brookfield and the Managers agrees that, during the Term, the BREP Group will serve as the primary vehicle through which the Brookfield Group will acquire Power Operations on a global basis.

2.2	No Exclusivity and Limitations on Acquisition Opportunities

Each of BREP, BRELP and the Holding Entities acknowledges and agrees that:

2.2.1 nothing in this Agreement shall require the Brookfield Group or any member of the Brookfield Group to allocate any minimum level of dedicated resources for the pursuit of Power Operation acquisition opportunities other than as may be contemplated in the Master Services Agreement or as otherwise agreed by a member of the Brookfield Group and a member of the BREP Group. Members of the Brookfield Group have established or advise, and may continue to establish or advise, other entities that rely on the diligence, skill and business contacts of the Brookfield Group’s professionals and the information and acquisition opportunities they generate during the normal course of their activities;

2.2.2 while the Brookfield Group may offer the acquisition opportunities contained in this Section 2.2.2 to the BREP Group, nothing in this Agreement shall require the Brookfield Group or any member of the Brookfield Group to offer the BREP Group or any member of the BREP Group the opportunity to acquire:

2.2.2.1 an integrated utility even if a significant component of such utility’s operations consist of renewable power generation;

2.2.2.2 a non-renewable power generating operation or development, such as a power generating operation that uses coal or natural gas;

2.2.2.3 a portfolio of Power Operations, if a significant component of such portfolio’s operations consist of non-renewable power generation; or

2.2.2.4 Power Operations that comprise part of a broader enterprise, unless the primary purpose of such acquisition, as determined by Brookfield acting in good faith, is to acquire the underlying Power Operations;

2.2.3 the members of the Brookfield Group carry on a diverse range of businesses worldwide, including the development, ownership and/or management of power, transmission and other infrastructure assets, and investing and advising on investing in any of the foregoing or loans, debt instruments and other securities with underlying infrastructure collateral or exposure including Power Operations, both as principal and through other public companies that are Affiliates of Brookfield or through private investment vehicles and accounts established or managed by Affiliates of Brookfield (each a, “Brookfield Fund”). Except as explicitly provided herein, nothing in this Agreement shall in any way limit or restrict members of the Brookfield Group from carrying on their respective business and in particular:

2.2.3.1 nothing shall limit or restrict the ability of the Brookfield Group from making any investment recommendation or taking any other action in connection with its public securities businesses;

2.2.3.2 nothing herein shall limit or restrict any member of the Brookfield Group from investing in any loans or debt securities outside of its public securities businesses or from taking any action in connection with any loan or debt security notwithstanding that the underlying collateral is comprised of or includes a Power Operation provided that the original purpose of the investment was not to acquire a controlling interest in a Power Operation; and

2.2.3.3 Brookfield has established and manages a number of Brookfield Funds whose investment objectives include the acquisition of Power Operations and may in the future establish similar funds. Nothing herein shall limit or restrict Brookfield from establishing or advising a Brookfield Fund or carrying out any investment, provided that for any investment carried out by a Brookfield Fund that involves the acquisition of a Power Operation the BREP Group will be offered the opportunity to take up Brookfield’s share of such acquisition;

2.2.4 in the event that the BREP Group declines any Power Operation acquisition opportunity that Brookfield has made available, the Brookfield Group may pursue such acquisition for its own account, without restriction; and

2.2.5 nothing in this Agreement will restrict the Brookfield Group in connection with its lending, securities management, investment banking services, restructuring businesses or its construction businesses (where such construction is not undertaken with a view to owning the facilities upon completion of the project), including the acquisition or sale of any assets relating to such activities.

2.3	BREP Group Acknowledgements

Each of the BREP, BRELP and the Holding Entities acknowledges and agrees that Power Operation acquisition opportunities that are offered to the BREP Group pursuant to this Agreement may be carried out through joint ventures, partnerships, investment funds or consortium arrangements in which the BREP Group will not be the sole participant. In addition to third party participants, one or more Brookfield Group members may also participate in such opportunities if (i) the BREP Group does not have the financial capacity, as determined in good faith by Brookfield, in consultation with the BREP Group, to acquire all of the opportunity, or (ii) Brookfield, taking into consideration the purpose of the investment, return characteristics, risk profile, source of the investment opportunity and other such considerations, allocates participation in the investment opportunity available for Brookfield between the BREP Group and one or more other members of the Brookfield Group. Any such allocation or joint participation with one or more member of the Brookfield Group will be made in good faith and after consulting with the BREP Group.

2.4	Reporting

Subject to confidentiality obligations, Brookfield shall cause the Managers to provide a report to the BREP Group on a quarterly basis of all Power Operations acquired by the Brookfield Group that occurred during the quarter that were not offered to the BREP Group, including details of why such acquisition opportunities were not offered to the BREP Group.

ARTICLE 3

REPRESENTATIONS AND WARRANTIES

3.1	Representations and Warranties of Brookfield and the Managers

Each of Brookfield and each of the Managers hereby represents and warrants to each of BREP, BRELP and the Holding Entities that:

3.1.1 it is validly organized and existing under the relevant laws governing its formation and existence;

3.1.2 it has the power, capacity and authority to enter into this Agreement and to perform its duties and obligations hereunder;

3.1.3 it has taken all necessary action to authorize the execution, delivery and performance of this Agreement;

3.1.4 the execution and delivery of this Agreement by it and the performance by it of its obligations hereunder do not and will not contravene, breach or result in any default under its articles, by-laws, constituent documents or other organizational documents;

3.1.5 no authorization, consent or approval, or filing with or notice to any Person is required in connection with the execution, delivery or performance by it of this Agreement; and

3.1.6 this Agreement constitutes a valid and legally binding obligation of it enforceable against it in accordance with its terms, subject to: (i) applicable bankruptcy, insolvency, moratorium, fraudulent conveyance, reorganization and other laws of general application limiting the enforcement of creditors’ rights and remedies generally; and (ii) general principles of equity, including standards of materiality, good faith, fair dealing and reasonableness, equitable defenses and limits as to the availability of equitable remedies, whether such principles are considered in a proceeding at law or in equity.

3.2	Representations and Warranties of the Holding Entities

Each of the Holding Entities hereby represents and warrants to each of Brookfield and each of the Managers that:

3.2.1 it is validly organized and existing under the relevant laws governing its formation and existence;

3.2.2 it has the power, capacity and authority to enter into this Agreement and to perform its duties and obligations hereunder;

3.2.3 it has taken all necessary action to authorize the execution, delivery and performance of this Agreement;

3.2.4 the execution and delivery of this Agreement by it and the performance by it of its obligations hereunder do not and will not contravene, breach or result in any default under its articles, by-laws, constituent documents or other organizational documents;

3.2.5 no authorization, consent or approval, or filing with or notice to any Person is required in connection with the execution, delivery or performance by it of this Agreement; and

3.2.6 this Agreement constitutes a valid and legally binding obligation of it enforceable against it in accordance with its terms, subject to: (i) applicable bankruptcy, insolvency, moratorium, fraudulent conveyance, reorganization and other laws of general application limiting the enforcement of creditors’ rights and remedies generally; and (ii) general principles of equity, including standards of materiality, good faith, fair dealing and reasonableness, equitable defenses and limits as to the availability of equitable remedies, whether such principles are considered in a proceeding at law or in equity.

3.3	Representations and Warranties of BREP

The Managing General Partner, in its capacity as the general partner of BREP hereby represents and warrants to Brookfield that:

3.3.1 each of BREP and the Managing General Partner is validly organized and existing under the relevant laws governing its formation and existence;

3.3.2 the Managing General Partner has the power, capacity and authority to enter into this Agreement and to perform its duties and obligations hereunder on behalf of BREP;

3.3.3 the Managing General Partner has taken all necessary action to authorize the execution, delivery and performance of this Agreement on behalf of BREP;

3.3.4 the execution and delivery of this Agreement by the Managing General Partner on behalf of BREP and the performance by BREP of its obligations hereunder do not and will not contravene, breach or result in any default under the organizational documents of the Managing General Partner or BREP, as applicable;

3.3.5 no authorization, consent or approval, or filing with or notice to any Person is required in connection with the execution, delivery or performance by the Managing General Partner on behalf of BREP of this Agreement; and

3.3.6 this Agreement constitutes a valid and legally binding obligation of BREP enforceable against it in accordance with its terms, subject to: (i) applicable bankruptcy, insolvency, moratorium, fraudulent conveyance, reorganization and other laws of general application limiting the enforcement of creditors’ rights and remedies generally; and (ii) general principles of equity, including standards of materiality, good faith, fair dealing and reasonableness, equitable defenses and limits as to the availability of equitable remedies, whether such principles are considered in a proceeding at law or in equity.

3.4	Representations and Warranties of BRELP

The Energy General Partner, in its capacity as the general partner of Energy GP LP, the general partner of BRELP hereby represents and warrants to Brookfield that:

3.4.1 each of the Energy General Partner and BRELP is validly organized and existing under the relevant laws governing its formation and existence;

3.4.2 the Energy General Partner has the power, capacity and authority to enter into this Agreement and to perform its duties and obligations hereunder on behalf of BRELP;

3.4.3 the Energy General Partner has taken all necessary action to authorize the execution, delivery and performance of this Agreement on behalf of BRELP;

3.4.4 the execution and delivery of this Agreement by the Energy General Partner on behalf of BRELP and the performance by BRELP of its obligations hereunder do not and will not contravene, breach or result in any default under the organizational documents of the Energy General Partner, Energy GP LP or BRELP, as applicable;

3.4.5 no authorization, consent or approval, or filing with or notice to any Person is required in connection with the execution, delivery or performance by the Energy General Partner on behalf of BRELP of this Agreement; and

3.4.6 this Agreement constitutes a valid and legally binding obligation of BRELP enforceable against it in accordance with its terms, subject to: (i) applicable bankruptcy, insolvency, moratorium, fraudulent conveyance, reorganization and other laws of general application limiting the enforcement of creditors’ rights and remedies generally; and (ii) general principles of equity, including standards of materiality, good faith, fair dealing and reasonableness, equitable defenses and limits as to the availability of equitable remedies, whether such principles are considered in a proceeding at law or in equity.

ARTICLE 4

TERMINATION

4.1	Term

The term of this Agreement (the “Term”) will begin on the date hereof and will continue in full force and effect until terminated in accordance with Section 4.2.

4.2	Termination

The rights and obligations of the parties to this Agreement will terminate and no longer be of any effect concurrently with the termination of the Master Services Agreement in accordance with the terms of the Master Services Agreement.

ARTICLE 5

RESOLUTION OF DISPUTES AND ARBITRATION

5.1	Dispute

Any dispute or disagreement of any kind or nature between the parties arising out of or in connection with this Agreement (a “Dispute”) shall be resolved in accordance with this Article 5, to the extent permitted by applicable law.

5.2	Arbitration

5.2.1 Any Dispute shall be submitted to arbitration (the “Arbitration”) by one Arbitrator pursuant to the procedure set forth in this Section 5.2 and pursuant to the arbitration rules set forth in the Arbitration Act, 1991 (Ontario) (the “Act”). If the provisions of this Section 5.2 are inconsistent with the provisions of the Act and to the extent of such inconsistency, the provisions of this Section 5.2 shall prevail in any Arbitration.

5.2.2 Any party may make a demand for Arbitration by sending a notice in writing to any other party, setting forth the nature of the Dispute, the amount involved and the name of the Arbitrator it proposes to be appointed. The demand for Arbitration shall be made no later than thirty (30) days after the event giving rise to the Dispute.

5.2.3 Within thirty (30) days after any demand for Arbitration under Section 5.2.2, the parties shall have agreed on the designation of the Arbitrator or should the parties fail to do so, the Arbitrator may be appointed by a judge of the Ontario Superior Court of Justice upon motion of any party (in either case, the “Arbitrator”).

5.2.4 The Arbitration hearings shall be held in a location in Ontario specified in the demand for Arbitration and shall commence no later than thirty (30) days after the determination of the Arbitrator under Section 5.2.3. The decision of the Arbitrator shall be made not later than sixty (60) days after its appointment. The decision of the Arbitrator, shall be final without appeal and binding on the parties.

5.2.5 Each party involved in the Dispute shall bear the costs and expenses of all lawyers, consultants, advisors, witnesses and employees retained by it in any Arbitration. The expenses of the Arbitrator shall be paid equally by the parties unless the Arbitrator otherwise provides in its award.

5.3	Confidentiality

All information disclosed by any party in relation to the resolution of Disputes pursuant to the terms hereof shall be subject to the provisions of Section 6.2 hereof and shall not be used for any purpose other than the resolution of a Dispute pursuant to the terms hereof.

5.4	Continued Performance

During the conduct of Dispute resolution procedures pursuant to this Article 5, the parties shall continue to perform their respective obligations under this Agreement and no party shall exercise any other remedies to resolve a Dispute.

ARTICLE 6

GENERAL PROVISIONS

6.1	Assignment

6.1.1 None of the rights or obligations hereunder shall be assignable or transferable by any party without the prior written consent of the other parties.

6.1.2 Any purported assignment of this Agreement in violation of this Section 6.1 shall be null and void.

6.2	Confidentiality and Disclosure of Material Changes

Each of the parties hereby agrees that it will not at any time use, disclose or make available to any party, and will take reasonable steps to prevent such disclosure and restrain further disclosure by any other party, and will take reasonable steps to prevent such disclosure and restrain further disclosure by any other party, any information disclosed pursuant to this Agreement (the “Confidential Information”), except:

6.2.1 such use as may be expressly permitted in or necessary or advisable for the performance of this Agreement;

6.2.2 such disclosure as may be required in order to comply with any applicable law, including disclosure obligations of the BREP Group or the Brookfield Group;

6.2.3 such information as comes into the public domain independently where the person disclosing the same is not under an obligation of confidentiality to Brookfield; and

6.2.4 such information as can be demonstrated by the party desiring to disclose such information, to have come into its possession independently of anything done under this Agreement.

6.3	Enurement

This Agreement will enure to the benefit of and be binding upon the parties hereto and their respective successors and permitted assigns.

6.4	Notices

Any notice or other communication required or permitted to be given hereunder will be in writing and will be given by prepaid first-class mail, by facsimile or other means of electronic communication or by hand-delivery as hereinafter provided. Any such notice or other communication, if mailed by prepaid first-class mail at any time other than during a general discontinuance of postal service due to strike, lockout or otherwise, will be deemed to have been received on the fourth Business Day after the post-marked date thereof, or if sent by facsimile or other means of electronic communication, will be deemed to have been received on the Business Day following the sending, or if delivered by hand will be deemed to have been received at the time it is delivered to the applicable address noted below either to the individual designated below or to an individual at such address having apparent authority to accept deliveries on behalf of the addressee. Notice of change of address will also be governed by this section. In the event of a general discontinuance of postal service due to strike, lock-out or otherwise, notices or other communications will be delivered by hand or sent by facsimile or other means of electronic communication and will be deemed to have been received in accordance with this section. Notices and other communications will be addressed as follows:

6.4.1	if to BREP :

2288509 Ontario Inc.

c/o Appleby Corporate Services

Canon’s Court

22 Victoria Street

PO Box HM 1179

Hamilton HM 12

Bermuda

Attention:                    Secretary

Telecopier number:     441-298-3433

6.4.2	if to BRELP :

BREP Holding L.P.

c/o Appleby Corporate Services

Canon’s Court

22 Victoria Street

PO Box HM 1179

Hamilton HM 12

Bermuda

Attention:                    Secretary

Telecopier number:     441-298-3304

6.4.3	if to CanHoldco:

Brookfield BRP Holdings (Canada) Inc.

1700-180 Kent Street

Ottawa, Ontario

K1P 0B6

Attention:                    Secretary

Telecopier number:     819-561-7188

6.4.4	if to Bermuda Holdco:

BRP Bermuda Holdings I Limited

c/o Appleby Corporate Services

Canon’s Court

22 Victoria Street

PO Box HM 1179

Hamilton HM EX

Bermuda

Attention:                    Secretary

Telecopier number:     441-298-3304

6.4.5	if to Brookfield:

Brookfield Asset Management Inc.

Suite 300, Brookfield Place

181 Bay Street, Box 762,

Toronto, Ontario

M5J 2T3

Attention:                    General Counsel

Telecopier number:     416-365-9642

6.4.6	if to the Canadian Manager:

BRP Energy Group L.P.

Suite 300, Brookfield Place

181 Bay Street, Box 762

Toronto, Ontario

M5J 2T3

Attention:                    Chief Executive Officer

Telecopier number:     416-363-2856

6.4.7	if to the International Manager:

Brookfield Renewable Energy Group (Bermuda) Limited

Cedar Court, 2nd Floor

Wildey Business Park

St. Michael, Barbados

Attention:                    Secretary

Telecopier number:     246-436-6967

6.4.8	if to the US Manager:

Brookfield Renewable Energy Group LLC

Three World Financial Center

200 Vesey Street, 11th Floor

New York, New York

10281-1021

Attention:                    President

Telecopier number:     212-417-7196

or to such other addresses or facsimile numbers as a party may from time to time notify the other in accordance with this Section 6.4.

6.5	Further Assurances

Each of the parties hereto will promptly do, make, execute or deliver, or cause to be done, made, executed or delivered, all such further acts, documents and things as the other parties hereto may reasonably require from time to time for the purpose of giving effect to this Agreement and will use reasonable efforts and take all such steps as may be reasonably within its power to implement to their full extent the provisions of this Agreement.

6.6	Counterparts

This Agreement may be signed in counterparts and each of such counterparts will constitute an original document and such counterparts, taken together, will constitute one and the same instrument.

6.7	Other Holding Entities

The parties acknowledge that any Holding Entity that is not a party to this Agreement will execute a counterpart of this Agreement agreeing to be bound by the terms of this Agreement.

[NEXT PAGE IS SIGNATURE PAGE]

IN WITNESS WHEREOF the parties have executed this Agreement as of the day and year first above written.

BROOKFIELD ASSET MANAGEMENT INC.

By:	/s/ Joseph Freedman
Name: Joseph Freedman
Title: Senior Managing Partner

BRP ENERGY GROUP L.P., by its general partner, BROOKFIELD RENEWABLE ENERGY GROUP G.P. INC.

By:	/s/ Patricia Bood
Name: Patricia Bood
Title: Authorized Signatory

BROOKFIELD RENEWABLE ENERGY GROUP LLC

By:	/s/ David A. Bono
Name: David A. Bono
Title: Vice President of Law and General Counsel, U.S. Operations

BROOKFIELD RENEWABLE ENERGY GROUP (BERMUDA) LIMITED

By:	/s/ Jane Sheere
Name: Jane Sheere
Title: Secretary

[BREP RELATIONSHIP AGR]

BROOKFIELD RENEWABLE ENERGY PARTNERS L.P. by its general partner, 2288509 ONTARIO INC.

By:	/s/ Jane Sheere
Name: Jane Sheere
Title: Authorized Signatory

BROOKFIELD RENEWABLE ENERGY L.P. by its general partner, BREP HOLDING L.P. by its general partner, 2288508 ONTARIO INC.

By:	/s/ Jane Sheere
Name: Jane Sheere
Title: Authorized Signatory

BROOKFIELD BRP HOLDINGS (CANADA) INC.

By:	/s/ Patricia Bood
Name: Patricia Bood
Title: Authorized Signatory

BRP BERMUDA HOLDINGS I LIMITED

By:	/s/ Jane Sheere
Name: Jane Sheere
Title: Secretary

[BREP RELATIONSHIP AGR]

COUNTERPART AGREEMENT

The undersigned hereby agrees, from and after the date hereof, to be bound as a party to the relationship agreement dated November 28, 2011 by and among Brookfield Asset Management Inc., BRP Energy Group L.P., Brookfield Renewable Energy Group LLC, Brookfield Renewable Energy Group (Bermuda) Limited, Brookfield Renewable Energy Partners L.P., Brookfield Renewable Energy L.P., Brookfield BRP Holdings (Canada) Inc. and BRP Bermuda Holdings I Limited, as from time to time amended and in effect (the “Relationship Agreement”), and further agrees to, and does hereby, assume the obligations of a Holding Entity under the Relationship Agreement. The undersigned acknowledges and confirms that it has received a copy of the Relationship Agreement.

[Remainder of page intentionally left blank]

Dated as of the 21st day of May, 2014.

BROOKFIELD BRP EUROPE HOLDINGS
(BERMUDA) LIMITED

by:	/s/ Jane Sheere
Name: Jane Sheere
Title: Secretary

by:	/s/ Gregory E.A. Morrison
Name: Gregory E.A. Morrison
Title: President

[COUNTERPART AGREEMENT TO RELATIONSHIP AGREEMENT]

AMENDING AGREEMENT

THIS AMENDING AGREEMENT is made as of the 26th day of February, 2015 (this “Amending Agreement”)

AMONG:

BROOKFIELD ASSET MANAGEMENT INC., a corporation existing under the laws of the Province of Ontario

(“BAM”)

-and-

BRP ENERGY GROUP L.P., a limited partnership existing under the laws of Manitoba

(the “Canadian Service Provider”)

-and-

BROOKFIELD ASSET MANAGEMENT PRIVATE INSTITUTIONAL CAPITAL ADVISER (CANADA), L.P., a limited partnership existing under the laws of the Province of Manitoba

(the “Canadian Service Provider II”)

-and-

BROOKFIELD RENEWABLE ENERGY GROUP (BERMUDA) LIMITED, an exempted company existing under the laws of Bermuda

(the “International Service Provider”)

-and-

BROOKFIELD GLOBAL RENEWABLE ENERGY ADVISOR LIMITED, a company existing under the laws of England

(the “UK Service Provider”)

-and-

BROOKFIELD RENEWABLE ENERGY PARTNERS L.P., a limited partnership existing under the laws of Bermuda

(“BREP”)

-and-

BROOKFIELD RENEWABLE ENERGY L.P., a limited partnership existing under the laws of Bermuda

(“BRELP”)

-and-

BROOKFIELD BRP HOLDINGS (CANADA) INC., a corporation existing under the laws of the Province of Ontario

(“CanHoldco”)

-and-

BRP BERMUDA HOLDINGS I LIMITED, an exempted company existing under the laws of Bermuda

(“Bermuda Holdco”)

-and-

BROOKFIELD BRP EUROPE HOLDINGS (BERMUDA) LIMITED, an exempted company existing under the laws of Bermuda

(“Europe Holdco”)

-and-

BROOKFIELD RENEWABLE INVESTMENTS LIMITED, an exempted company existing under the laws of Bermuda

(“Investco”)

WHEREAS BAM, the Canadian Service Provider, the International Service Provider, BREP, BRELP, CanHoldco and Bermuda Holdco (together, the “Original Parties”), together with Brookfield Renewable Energy Group LLC (the “US Service Provider”), entered into a relationship agreement dated November 28, 2011 (the “Relationship Agreement”);

AND WHEREAS the Canadian Service Provider II, the UK Service Provider, Europe Holdco and Investco (together with the Original Parties, the “Parties”) have each executed a counterpart agreement, agreeing to be a party to the Relationship Agreement;

AND WHEREAS the Parties wish to amend the Relationship Agreement to reflect the removal of the US Service Provider as a party thereto effective as of the date hereof;

AND WHEREAS the US Service Provider has executed an acknowledgement dated the date hereof acknowledging that it will no longer be a party to the Relationship Agreement;

NOW THEREFORE for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the Parties hereto, the Parties hereto hereby agree as follows:

1.1	Removal of the US Service Provider. The Parties hereby agree to amend the terms of the Relationship Agreement by:

1.1.1	removing the US Service Provider as a party thereto; and

1.1.2	deleting Sections 1.1.34 and 6.4.8 in their entirety.

1.2	Effectiveness. This Amending Agreement shall be effective as of the date hereof.

1.3	Ratification. Except as amended hereby, the Relationship Agreement and all of its terms, conditions and obligations are ratified and confirmed.

1.4

Enurement. This Amending Agreement and all of the provisions of this Amending Agreement shall be binding upon and enure to the benefit of the Parties and their respective successors and permitted assigns.

1.5	Headings. The inclusion of headings in this Amending Agreement are for convenience of reference only and shall not affect the construction or interpretation hereof.

1.6	Governing Law. This Amending Agreement will be governed by and construed in accordance with the laws of the Province of Ontario and the laws of Canada applicable therein.

1.7

Counterparts. This Amending Agreement may be signed in counterparts and each of such counterparts will constitute an original document and such counterparts, taken together, will constitute one and the same instrument.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the Parties hereto have caused this Amending Agreement to be executed as of the date first above written.

BROOKFIELD ASSET MANAGEMENT INC.

By:	/s/ Dinaz Dadyburjor
Name: Dinaz Dadyburjor Title: Managing Partner

BRP ENERGY GROUP L.P., by its general partner, BROOKFIELD RENEWABLE ENERGY GROUP G.P. INC.

By:	/s/ Jennifer Mazin
Name: Jennifer Mazin Title: Authorized Signatory

BROOKFIELD ASSET MANAGEMENT PRIVATE INSTITUTIONAL CAPITAL ADVISER (CANADA), L.P., by its general partner, BROOKFIELD PRIVATE FUNDS HOLDINGS INC.

By:	/s/ Dinaz Dadyburjor
Name: Dinaz Dadyburjor Title: Director

BROOKFIELD RENEWABLE ENERGY GROUP (BERMUDA) LIMITED

By:	/s/ Jane Sheere
Name: Jane Sheere Title: Secretary

[Amendment to Relationship Agreement]

BROOKFIELD GLOBAL RENWABLE ENERGY ADVISOR LIMITED

By:	/s/ Ralf Rank
Name: Ralf Rank Title: Director

BROOKFIELD RENEWABLE ENERGY PARTNERS L.P., by its general partner, BROOKFIELD RENEWABLE PARTNERS LIMITED

By:	/s/ Jane Sheere
Name: Jane Sheere Title: Secretary

BROOKFIELD RENEWABLE ENERGY L.P., by its general partner, BREP HOLDINGS L.P., by its general partner, BRP BERMUDA GP LIMITED

By:	/s/ Jane Sheere
Name: Jane Sheere Title: Secretary

BROOKFIELD BRP HOLDINGS (CANADA) INC.

By:	/s/ Jennifer Mazin
Name: Jennifer Mazin Title: Authorized Signatory

[Amendment to Relationship Agreement]

BRP BERMUDA HOLDINGS I LIMITED

By:	/s/ Jane Sheere
Name: Jane Sheere Title: Secretary

BROOKFIELD BRP EUROPE HOLDINGS (BERMUDA) LIMITED

By:	/s/ Jane Sheere
Name: Jane Sheere Title: Secretary

BROOKFIELD RENEWABLE INVESTMENTS LIMITED

By:	/s/ Jane Sheere
Name: Jane Sheere Title: Secretary

[Amendment to Relationship Agreement]

COUNTERPART AGREEMENT

The undersigned hereby agrees, from and after the date hereof, to be bound as a party to the relationship agreement dated November 28, 2011 by and among Brookfield Asset Management Inc., BRP Energy Group L.P., Brookfield Renewable Energy Group LLC, Brookfield Renewable Energy Group (Bermuda) Limited, Brookfield Renewable Energy Partners L.P., Brookfield Renewable Energy L.P., Brookfield BRP Holdings (Canada) Inc. and BRP Bermuda Holdings I Limited, as from time to time amended and in effect (the “Relationship Agreement”), and further agrees to, and does hereby, assume the obligations of a Manager under the Relationship Agreement. The undersigned acknowledges and confirms that it has received a copy of the Relationship Agreement.

[Remainder of page intentionally left blank]

Dated as of the 26th day of February, 2015.

BROOKFIELD ASSET MANAGEMENT PRIVATE INSTITUTIONAL CAPITAL ADVISER (CANADA), L.P. by its general partner, BROOKFIELD PRIVATE FUNDS HOLDINGS INC.

by:	/s/ Dinaz Dadyburjor
Name: Dinaz Dadyburjor
Title: Director

[COUNTERPART AGREEMENT TO RELATIONSHIP AGREEMENT]

COUNTERPART AGREEMENT

The undersigned hereby agrees, from and after the date hereof, to be bound as a party to the relationship agreement dated November 28, 2011 by and among Brookfield Asset Management Inc., BRP Energy Group L.P., Brookfield Renewable Energy Group LLC, Brookfield Renewable Energy Group (Bermuda) Limited, Brookfield Renewable Energy Partners L.P., Brookfield Renewable Energy L.P., Brookfield BRP Holdings (Canada) Inc. and BRP Bermuda Holdings I Limited, as from time to time amended and in effect (the “Relationship Agreement”), and further agrees to, and does hereby, assume the obligations of a Manager under the Relationship Agreement. The undersigned acknowledges and confirms that it has received a copy of the Relationship Agreement.

[Remainder of page intentionally left blank]

Dated as of the 26th day of February, 2015.

BROOKFIELD RENEWABLE INVESTMENTS LIMITED

by:	/s/ Jane Sheere
Name:	Jane Sheere
Title:	Secretary

[COUNTERPART AGREEMENT TO RELATIONSHIP AGREEMENT]

SECOND AMENDMENT TO RELATIONSHIP AGREEMENT

THIS AMENDING AGREEMENT is made as of the 30th day of July, 2020 (this “Second Amendment Agreement”)

AMONG:

BROOKFIELD ASSET MANAGEMENT INC., a corporation existing under the laws of the Province of Ontario

(“BAM”)

-and-

BRP ENERGY GROUP L.P., a limited partnership existing under the laws of the Province of Manitoba

(the “Canadian Service Provider”)

-and-

BROOKFIELD ASSET MANAGEMENT PRIVATE INSTITUTIONAL CAPITAL ADVISER (CANADA), L.P., a limited partnership existing under the laws of the Province of Manitoba

(the “Canadian Service Provider II”)

-and-

BROOKFIELD RENEWABLE ENERGY GROUP (BERMUDA) LIMITED, an exempted company existing under the laws of Bermuda

(the “International Service Provider”)

-and-

BROOKFIELD GLOBAL RENEWABLE ENERGY ADVISOR LIMITED, a company existing under the laws of England

(the “UK Service Provider”)

-and-

BROOKFIELD PRIVATE CAPITAL (DIFC) LIMITED, a private company existing under the laws of Dubai International Financial Centre

(the “Dubai Service Provider”)

-and-

BROOKFIELD RENEWABLE PARTNERS L.P. (formerly Brookfield Renewable Energy Partners L.P.), an exempted partnership existing under the laws of Bermuda

(“BEP”)

-and-

BROOKFIELD RENEWABLE ENERGY L.P., an exempted partnership existing under the laws of Bermuda

(“BRELP”)

-and-

BROOKFIELD BRP HOLDINGS (CANADA) INC., a corporation existing under the laws of the Province of Ontario

(“CanHoldco”)

-and-

BRP BERMUDA HOLDINGS I LIMITED, an exempted company existing under the laws of Bermuda

(“Bermuda Holdco”)

-and-

BROOKFIELD BRP EUROPE HOLDINGS (BERMUDA) LIMITED, an exempted company existing under the laws of Bermuda

(“Europe Holdco”)

-and-

BROOKFIELD RENEWABLE INVESTMENTS LIMITED, an exempted company existing under the laws of Bermuda

(“Investco”)

WHEREAS BAM, the Canadian Service Provider, the International Service Provider, BEP, BRELP, CanHoldco and Bermuda Holdco (together, the “Original Parties”) entered into a relationship agreement dated November 28, 2011 (the “Original Relationship Agreement”);

AND WHEREAS the Original Parties, the Canadian Service Provider II, the UK Service Provider, Europe Holdco and Investco (together with the Original Parties, the “Parties”) entered into an amending agreement to the Relationship Agreement dated February 26, 2015 (the Original Relationship Agreement as so amended is referred to herein as the “Relationship Agreement”);

AND WHEREAS the Parties wish to amend the Relationship Agreement to reflect the addition of the Dubai Service Provider as a party thereto effective as of the date hereof;

NOW THEREFORE for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the Parties hereto, the Parties hereto hereby agree as follows:

1.1	Addition of the Dubai Service Provider. The Parties hereby agree to amend the terms of the Relationship Agreement by:

1.1.1	deleting Sections 1.1.16 and 1.1.24 in their entirety; and

1.1.2	deleting the definition of “Managers” in Section 1.125 in its entirety and replacing it with the following:

““Managers” means the Canadian Service Provider, the Canadian Service Provider II, the International Service Provider, the UK Service Provider and the Dubai Service Provider.”

1.1.3	adding the following provision after Section 13.5.13:

“13.5.14	if to the Dubai Service Provider:

Brookfield Private Capital (DIFC) Limited

Unit 45, Level 15

Gate Building

DIFC

PO Box 507234

Dubai

United Arab Emirates”

1.2	Effectiveness. This Second Amendment Agreement shall be effective as of the date first written above.

1.3	Ratification. Except as amended hereby, the Relationship Agreement and all of its terms, conditions and obligations are ratified and confirmed.

1.4

Enurement. This Second Amendment Agreement and all of the provisions of this Second Amendment Agreement shall be binding upon and enure to the benefit of the Parties and their respective successors and permitted assigns.

1.5	Headings. The inclusion of headings in this Second Amendment Agreement are for convenience of reference only and shall not affect the construction or interpretation hereof.

1.6	Governing Law. This Second Amendment Agreement will be governed by and construed in accordance with the laws of the Province of Ontario and the laws of Canada applicable therein.

1.7

Counterparts. This Second Amendment Agreement may be signed in counterparts and each of such counterparts will constitute an original document and such counterparts, taken together, will constitute one and the same instrument.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the Parties hereto have caused this Second Amendment Agreement to be executed as of the date first above written.

BROOKFIELD ASSET MANAGEMENT INC.

By:	/s/ Kathy Sarpash
Name: Kathy Sarpash
Title: Senior Vice-President

BRP ENERGY GROUP L.P., by its general partner, BROOKFIELD RENEWABLE ENERGY GROUP G.P. INC.

By:	/s/ Jennifer Mazin
Name: Jennifer Mazin
Title: Senior Vice President and Secretary

BROOKFIELD ASSET MANAGEMENT PRIVATE INSTITUTIONAL CAPITAL ADVISER (CANADA), L.P., by its general partner, BROOKFIELD PRIVATE FUNDS HOLDINGS INC.

By:	/s/ Kathy Sarpash
Name: Kathy Sarpash
Title: Senior Vice-President

BROOKFIELD RENEWABLE ENERGY GROUP (BERMUDA) LIMITED

By:	/s/ Anna Knapman-Scott
Name: Anna Knapman-Scott
Title: Assistant Secretary

BROOKFIELD GLOBAL RENEWABLE ENERGY ADVISOR LIMITED

By:	/s/ Philippa Elder
Name: Philippa Elder
Title: Director

BROOKFIELD PRIVATE CAPITAL (DIFC) LIMITED

By:	/s/ Anuj Ranjan
Name: Anuj Ranjan
Title: Director

BROOKFIELD RENEWABLE PARTNERS L.P., by its general partner, BROOKFIELD RENEWABLE PARTNERS LIMITED

By:	/s/ Anna Knapman-Scott
Name: Anna Knapman-Scott
Title: Assistant Secretary

BROOKFIELD RENEWABLE ENERGY L.P., by its general partner, BREP HOLDING L.P., by its general partner, BRP BERMUDA GP LIMITED

By:	/s/ Anna Knapman-Scott
Name: Anna Knapman-Scott
Title: Assistant Secretary

BROOKFIELD BRP HOLDINGS (CANADA) INC.

By:	/s/ Jennifer Mazin
Name: Jennifer Mazin
Title: Senior Vice President and Secretary

BRP BERMUDA HOLDINGS I LIMITED

By:	/s/ Anna Knapman-Scott
Name: Anna Knapman-Scott
Title: Assistant Secretary

BROOKFIELD BRP EUROPE HOLDINGS (BERMUDA) LIMITED

By:	/s/ Anna Knapman-Scott
Name: Anna Knapman-Scott
Title: Assistant Secretary

BROOKFIELD RENEWABLE INVESTMENTS LIMITED

By:	/s/ Anna Knapman-Scott
Name: Anna Knapman-Scott
Title: Assistant Secretary